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                                                                 EXHIBIT 10.21

                                 PICIS, INC.

                        DEFERRED STOCK AWARD AGREEMENT

      This Defend Stock Award Agreement (this "Agreement") is executed as of March 15, 2005, by and between PICIS, Inc., a Delaware corporation (the "Company"), and Robert Scott Lentz, (the "Executive").

                             W I T N E S S E T H:

      WHEREAS, the Company wants to award Executive 100,000 fully-vested shares of deferred stock of the Company in recognition of the Executive's past services for the Company, and as an incentive for the Executive to work for the continued success of the Company.

      NOW, THEREFORE, in consideration of the benefits that the Company will derive in connection with the services to be rendered by the Executive, i he Company and the Executive hereby agree as follows:

      1. DEFERRED STOCK; NUMBER OF SHARES. The Executive is hereby granted 100,000 shares of Deferred Stock. Each share of Deferred Stock represents the right to receive one share of the Company's common stock (a "Share") at such future time as is set forth in this Agreement. Notwithstanding anything contained in this Agreement to the contrary, in the event of any stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of shares, or the like, as a result of which shares of any class shall be issued in respect of the outstanding Shares, or the Shares shall be changed into the same or a different number of the same or another class of stock, or into securities of another person, cash' or other property (not including a regular cash dividend), the amount distributed to the Executive in exchange for the 100,000 shares of Deferred Stock shall be appropriately adjusted as determined by the Company's Compensation Committee, or if there is no such committee, the Board of Directors of the Company.

      2. DIVIDENDS AND DISTRIBUTIONS. As of each record date for the payment of dividends on the Company's Shares, each Executive shall be granted a number of additional shares of Deferred Stock equal to the quotient of the amount of dividends which would have been received by a shareholder of record of a number of Shares equal to the number of shares of Deferred Stock held by such Executive immediately before such dividend, divided by the Fair Market Value on such date. In the event of any distribution with respect to Shares other than a cash dividend, then each Executive shall be granted a number of additional shares of Deferred Stock which could have been purchased at the Fair Market Value as of the date of such distribution with an amount equal-to the Fair Market Value of the consideration which would have been received on such date by a shareholder of record of a number of Shares equal to the number of shares of Deferred Stock then held by such Executive. "Fair Market Value" means the value of a Share as determined in good faith by the Company's Compensation Committee, or if there is no such committee, the Company's Board of Directors, with the Committee's determination being binding on the Company and the Executive for all purposes.



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      3.    VESTING PROVISIONS.  The Deferred Stock granted to the Executive hereunder shall be fully vested on the date of grant.

      4. PROHIBITION AGAINST TRANSFER OF DEFERRED STOCK. Except as provided herein, Deferred Stock may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered or subjected to execution, attachment, or similar process. The Executive shall have the right to transfer Deferred Stock upon his death, either to his designated beneficiary (such designation to be made in writing at such time and in such manner as the Company shall prescribe or approve), or, he dies without a surviving designated beneficiary, by the terms of the Executive's will or under the laws of descent and distribution.

      5. DISTRIBUTION OF DEFERRED STOCK. The Shares represented by the Deferred Stock shall be distributed to the Executive within 30 days after the first to occur of (a) the date the Executive's employment with the Company terminates for any reason, (b) the occurrence of an initial public offering of the Company's Shares (an "IPO") or (c) a Change in Control Notwithstanding the foregoing, (i) if the Executive's employment terminates during calendar year 2005, the Shares will not be distributed to the Executive prior to January 1, 2006, (ii) the distribution of the Shares will be delayed to the minimum extent necessary to avoid a penalty to the Executive under
Section 409A of the Internal Revenue Code, and (iii) if payment of the Deferred Stock in Shares would cause an anti-dilution adjustment in under the Company's Certificate of Incorporation, the Deferred Stock will be paid to the Executive in cash based on the Fair Market Value of the Shares at the date of distribution. A Change in Control has the same meaning as set forth in the Company's 2000 Stock Option Plan (as amended and restated effective February 15, 2005). The Company shall have the right to delay the issue or delivery of any Shares to be delivered hereunder until (i) the completion of such registration or qualification of such Shares under federal, state or foreign law, ruling or regulation as the Company shall deem to be necessary or advisable, or (ii) receipt from the Executive of such documents and information as the Company may deem necessary or appropriate in connection with such registration or qualification or the issuance of Shares hereunder.

      6. EXECUTIVE'S REPRESENTATIONS. The Executive acknowledges that he or she shall have no interest in any fund or in any specific asset or assets of the Company by reason of any Deferred Stock granted hereunder, nor any right to exercise any of the rights or privileges of a shareholder with respect to any Deferred Stock or any Shares distributable with respect to any Deferred Stock until such Shares are so distributed. This will continue to be the case even if the Company establishes a trust to hold the Shares (a so-called "Rabbi Trust"). The Executive further acknowledges that the award of the Deferred Stock, in and of itself, is not a guaranty of continued employment by the Company, and does not interfere in any way with the right of the Company to terminate the Executive's employment at any time. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act", at the time the Shares are distributed to the Executive in accordance with Paragraph 5, above, the Executive shall, if required by the Company, concurrently with the delivery of the Shares, deliver to the Company his Investment Representation Statement, in the form attached hereto as EXHIBIT A, and in such other form as is then acceptable to the Company's securities counsel.

      7. RIGHT OF FIRST OFFER FOR SHARES. The following provisions of this Section 7 apply after a distribution of the Shares to the Executive pursuant to Section 4 hereof, but only for the

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period prior to an IPO.  In addition, any transfer of Shares by the Executive to a purchaser in a Change of Control is not governed by this Section 7.

            (a) NOTICE OF TRANSFER. Except in the case of a transfer to a Permitted Transferee or an Involuntary Transfer, as defined below, if the Executive intends to transfer all or any portion of his Shares, he must send a Notice of Transfer to the Company, and the applicable provisions of this
Section 7 must be complied with, before a transfer will be effective and the transferee will be considered a shareholder of the Company. Subject to subsection (c) below, the Notice of Transfer shall constitute an irrevocable and exclusive offer to the Company to purchase all the Executive's Shares proposed to be transferred at the price and on the terms and conditions specified in the Notice of Transfer.

            (b) OPTIONS TO PURCHASE. The Company shall have 30 days from the date of receipt of the Notice of Transfer to exercise its right to purchase contained in this Section 7 by providing written notice of such exercise to the Executive. If exercised, the Executive shall be obligated to sell, and the Company shall be obligated to purchase, all of the Executive's Shares being offered upon the same terms, conditions and price as described in the Notice of Transfer.

            (c) TRANSFER TO THIRD PARTY. If all of the Executive's Shares designated in the Notice of transfer are not purchased as provided in
Section 7(b), the Executive may transfer Shares pursuant to this
Section 7(c), provided the following conditions are met:

                  (i) The Executive may transfer all (but not less than all) of the Shares identified in the Notice of Transfer to a transferee third party at the same (or a greater) price and on the same (or less favorable to the transferee) terms of payment specified in the Notice of Transfer, provided that the transfer is made within 120 days after the date of the Notice of Transfer.

                  (ii) The transferee must, as part of the closing of the transfer, take all actions and execute all instruments required by the Company in order for the transfer to comply with any applicable federal or state laws and regulations relating to the transfer of Shares.

      If the Shares proposed to be transferred pursuant to the Notice of Transfer are not transferred within the applicable periods and in accordance with the foregoing provisions of this Section 7(c), the shares shall again be subject to the restrictions of this Section 7.

            (d)   DEFINITIONS.

                  (i) "Permitted Transferee" means (1) the spouse or lineal descendants of the Executive, (2) a custodian or guardian for such person, such person's spouse, or such person's lineal descendants ,
      (3) a trust solely for the benefit of the Executive or the persons referenced in (1) or (2), (4) a corporation or other entity 100% owned by the Executive or any of the persons listed in (1), (2) or (3), if, in all cases, such person(s) and/or the transferee entity agree to restrictions that put the Company in the same position as if the Shares were still held by the Executive.

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                  (ii)  "Involuntary Transfer" means a transfer as a result
      of the Executive's death or by operation of law, including the Executive's bankruptcy.

      8. LOCK-UP PERIOD. If so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Executive shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to, become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

      9. TAXES. The Company may require payment or reimbursement of, or may withhold, any tax that it believes is required as a result of the grant or distribution of the Shares, and the Company may defer making delivery with respect to Shares payable hereunder or otherwise until arrangements satisfactory to the Company have been made with respect to such withholding obligations. The tax withheld will not exceed the minimum required by law in each instance. The Executive may, at his election, satisfy his obligation for withholding taxes on the distribution of the Shares by having the Company withhold a number of Shares having an aggregate Fair Market Value on the date the Shares are withheld equal to the amount of the required withholding tax at the minimum rate required by law.

      10. RIGHTS OF EXECUTIVE. The Deferred Stock, and any payments or other benefits received by the Executive pursuant to the Deferred Stock, is discretionary and shall not be deemed a part of the Executive's regular, recurring compensation for any purpose and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided to the Executive unless expressly so provided by such other plan, contract or arrangement, or unless the Administrator expressly determines otherwise.

      11. GOVERNING LAW. This Agreement and all questions arising hereunder or in connection herewith shall be determined in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws.

      12. ADOPTION OF A SUBSEQUENT PLAN. If the Company adopts an equity incentive plan which contains provisions governing Deferred Stock, the Executive agrees that the Company may amend this award agreement to be consistent with the provisions of that plan; PROVIDED, HOWEVER, that the amount of Deferred Stock awarded hereunder, the fact that it is fully vested, the dates for distribution of the Deferred Stock, and the fact that Shares can be used to pay withholding taxes on the distribution of the Shares shall not be changed in any amended award agreement.

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      IN WITNESS WHEREOF, the Company has caused these presents to be executed as of the date and year first above written, which is the date of the granting of the Deferred Stock evidenced hereby.

                                          PICIS, INC.

                                          By:   /S/ TODD C. COZZENS
                                          ------------------------------------

      The undersigned Executive hereby accepts the foregoing Deferred Stock and agrees to the several terms and conditions hereof.

                                                  /S/ R. SCOTT LENTZ
                                          ------------------------------------

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                                  EXHIBIT A

                     INVESTMENT REPRESENTATION STATEMENT

      PARTICIPANT:      _____________________________

      COMPANY:          PICIS, INC.

      SECURITY:         COMMON STOCK

      AMOUNT:           _____________________________

      DATE:             _____________________________

      In connection with the receipt of the above-listed common stock, the undersigned Participant represents to the Company the following:

            (a) Participant is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

            (b) Participant acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered (nor is registration contemplated) under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of
Participant's investment intent as expressed herein.   In this connection,
Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other
fixed period in the future.   Participant further understands that the
Securities are not freely tradable and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from
such registration is available.   Participant further acknowledges and
understands that the Company is under no obligation to register the Securities, or to publicly disseminate information concerning the Company
pursuant to the Securities Exchange Act of 1934, as amended.   Participant
understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

                                          Signature of Participant:

                                          ------------------------------

                                          Date:
                                                ------------------------

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